AMENDMENT NO. 2 TO AMENDED AND RESTATED
                REDUCING REVOLVING LOAN AGREEMENT


       This Amendment No. 2 to Amended and Restated Reducing Revolving Loan Agreement (this "Amendment") dated as of March 5, 1999 is entered into with reference to the Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Banks party thereto, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

       Borrower and the Administrative Agent, acting with the consent of the Requisite Banks pursuant to Section 11.2 of the Loan Agreement, agree as follows:

       1. Section 1.1. Section 1.1 of the Loan Agreement is amended by adding the following new defined terms:

            "Aggregate Basket" means, as of any date of determination, (a) $430,000,000, plus
            (b) the principal amount of any New
            Subordinated Debt issued subsequent to
            the Closing Date minus (c) the aggregate purchase prices and/or redemption prices paid by Borrower to repurchase
            Subordinated Obligations subsequent to
            the Closing Date and through that date.

            "Sub Debt Basket" means, as of any date
            of determination, (a) $205,000,000 plus
            (b) the principal amount of any New
            Subordinated Debt issued subsequent to
            the Closing Date minus (c) the aggregate purchase prices and/or redemption prices paid by Borrower to repurchase or redeem
            Subordinated Obligations subsequent to
            the Closing Date and through that date.

       2. Section 6.1. Section 6.1 of the Loan Agreement is amended by striking clause (ii) thereof and substituting in its place:

            (ii) for payments that do not exceed
            either (A) the Sub Debt Basket or
            (B) when aggregated with all other Basket
            Expenditures made since the Closing Date, the Aggregate Basket; provided that no Default or Event of Default then exists or results therefrom;

       3. Section 6.5. Section 6.5 of the Loan Agreement is amended by striking the figures "$300,000,000" in clause (ii) of Subsection (d) and substituting in their place the words "the
Aggregate Basket."

       4. Section 6.15. Section 6.15 of the Loan Agreement is amended by striking the figures "$300,000,000" in clause (ii) of Subsection (c), clause (ii) of Subsection (d) and clause (ii) of Subsection (e), and substituting in their respective places the words "the Aggregate Basket."

       5. Section 6.16. Section 6.16 of the Loan Agreement is amended by striking the figures $300,000,000" in clause (ii) of Subsection (l) and clause (ii) of Subsection (m), and substituting in their respective places the words "the Aggregate
Basket."

       6. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

                 (a) Counterparts of this Amendment executed by all parties hereto;

                 (b)  Written consent of each of the Significant
       Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

                 (c) Written consent of the Requisite Banks as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

       7. Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

       8. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

       IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

AZTAR CORPORATION



By:  NEIL A. CIARFALIA

      Neil A. Ciarfalia, Treasurer
       [Printed Name and Title]

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as
Administrative Agent


By:  JANICE HAMMOND
       Janice Hammond
       Vice President

                    Exhibit A to Amendment

               CONSENT OF SUBSIDIARY GUARANTORS

          Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Banks party thereto, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais
Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (as amended, the "Loan Agreement").

          Each of the undersigned hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of Amendment No. 2 to the Loan Agreement.

          Each of the undersigned represents and warrants to the Administrative Agent and the Banks that there is no defense, counterclaim or offset of any type or nature to the Subsidiary Guaranty, and that the same remains in full force and effect.

Dated: March __, 1999

HOTEL RAMADA OF NEVADA


By: ROBERT M. HADDOCK
         Robert M. Haddock
 Title:  Vice President & Treasurer


AZTAR DEVELOPMENT CORPORATION


By: NEIL A. CIARFALIA
        Neil A. Ciarfalia
 Title: Treasurer

AZTAR INDIANA GAMING CORPORATION


By: ROBERT M. HADDOCK
       Robert M. Haddock
Title: Vice President & Treasurer






AZTAR MISSOURI GAMING CORPORATION


By:  ROBERT M. HADDOCK
       Robert M. Haddock
Title: Vice President & Treasurer

RAMADA NEW JERSEY, INC.


By: NEIL A. CIARFALIA
       Neil A. Ciarfalia
Title: Treasurer

ATLANTIC-DEAUVILLE INC.


By: NEIL A. CIARFALIA
       Neil A. Ciarfalia
Title: Treasurer


ADAMAR GARAGE CORPORATION


By: NEIL A. CIARFALIA
       Neil A. Ciarfalia
Title: Treasurer

RAMADA NEW JERSEY HOLDINGS CORPORATION


By: NEIL A. CIARFALIA
       Neil A. Ciarfalia
Title: Treasurer

MANCHESTER MALL, INC.


By: NEIL A. CIARFALIA
       Neil A. Ciarfalia
Title: Treasurer

RAMADA EXPRESS, INC.


By: ROBERT M. HADDOCK
       Robert M. Haddock
Title: Vice President & Treasurer


ADMAR OF NEW JERSEY, INC.


By: NEIL A. CIARFALIA
       Neil A. Ciarfalia
Title: Treasurer

                    Exhibit B to Amendment

                        CONSENT OF BANK

          Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Banks party thereto, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais
Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (as amended, the "Loan Agreement").

          The undersigned Bank hereby consents to the execution and delivery of Amendment No. 2 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.


          Date: March 5, 1999

 BANK OF AMERICA
[Name of Institution]


By  MATTHEW J. KOENIG
        Matthew J. Koenig
        Vice President
       [Printed Name and Title]


         Date:  March 5, 1999

ABN AMBRO BANK N.V


By   M. TOLENTINO
     Michael M. Tolentino
     Vice President

By  TAMIRA TREFFERS-HARRERA
     Tamira Treffers-Harrera
     Vice President & Director


        Date:  March 1, 1999

BANK OF SCOTTLAND

By:  ANNIE CHIN TAT
      Annie Chin Tat
      Senior Vice President


        Date:  March 9, 1999

BANKERS TRUST COMPANY

By:  DAVID J. BELL
      David J. Bell
      Principal


        Date:  March 5, 1999

CREDIT LYONNAIS LOS ANGELES BRANCH

By:  DIANNE M. SCOTT
      Diane Scott
      First Vice President & Manager


        Date:  March 5, 1999

IMPERIAL BANK

By:  STEVEN K. JOHNSON
      Steven K. Johnson
      Senior Vice President


        Date:  March 3, 1999

KEYBANK NATIONAL ASSOCIATION

By: MARY K. YOUNG
     Mary K. Young
     Assistant Vice President


        Date:  March 5, 1999

MITSUBISHI TRUST AND BANKING CORP.

By:  YASUSHI SATOMI
      Yasushi Satomi
      Senior Vice President & Chief Manager


       Date:  March 1, 1999

NATIONS BANK, N.A.

By:  ED HAMILTON
      Ed Hamilton
      SVP


        Date:  March 5, 1999

PNC BANK NATIONAL ASSOCIATION

By:  G.W. WESSELS
      Gary W. Wessels
      Vice President


        Date:  March   , 1999

SOCIETE GENERALE

By:  ALEX Y. KIM
      Alex Y. Kim
      Vice President